SECURITIES AND EXCHANGE COMMISSION

                                       WASHINGTON, D.C. 20549

                                              FORM 8-K

                                            CURRENT FORM

                               Pursuant to Section 13 or 15(d) of the

                                   Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported)

                                          FEBRUARY 26, 1996

                                          IDEON GROUP, INC.
                         (Exact name of registrant as specified in charter).


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

          DELAWARE                      1-11465              59-3293212
(State or other jurisdiction           (Commission          (IRS Employer

 of incorporation)                     File Number)       Identification No.)

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7596 CENTURION PARKWAY, JACKSONVILLE, FLORIDA                     32256
(Address of principal executive offices)                      (zip code)



                                   Registrant's telephone number,
                                 including area code: (904) 218-1800



                                                 N/A

                  (Former name or former address, if changed since last report).




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Item 2.           Acquisition of Assets.



     Reference is made to Registrant's press release filed as an exhibit to this Form 8-K.




     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                  (c) Exhibits.

                    (20) Press Release dated February 20, 1996.




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                                                        SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     IDEON GROUP, INC.




     By: /s/ G. Thomas Frankland




     Name: G. Thomas Frankland
     Title: Vice Chairman and
     Chief Financial Officer



February 26, 1996

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CONTACT: Bill Lackey                                 FOR IMMEDIATE RELEASE

                  (904) 218-1836                     Moved on Business Wire
                                                              February 20, 1996

                                               SAFECARD SERVICES COMPLETES
                                             PURCHASE OF UNITED BANK SERVICES



     JACKSONVILLE, FL.--Ideon Group, Inc., (NYSE:IQ) today announced that its SafeCard Services subsidiary has completed the previously announced acquisition of United Bank Services (UBS), a leading provider of value added products and services through a diverse group of financial institutions. Terms of the acquisition included $18 million in cash and up to $12 million over the next three years in additional consideration based on performance and the fulfillment of certain conditions. Additionally, the sellers are eligible to receive 50% of the first three years' profit (not to exceed $10 million) of an international joint venture.

     UBS, headquartered in Norman, OK, with 1995 revenues of approximately $12 million, provides innovative products and services to several million customers through financial institutions. The wide range of products and services offered include insurance, travel related services, membership programs, and merchant and reward/loyalty marketing programs. CardMiles, which Money Magazine designated as one of the industry's best enhancement products, is representative of their offerings. The acquisition is not expected to materially impact Ideon's earnings in 1996.

                                                          -more-

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     "UBS is a very  attractive  addition to the SafeCard  Services  spectrum of membership based products. In addition, the current management team complements our organization and opens new channels of distribution that are expected to enhance our ability to grow in both existing as well as new markets," said Robert M. Frechette, president of SafeCard.

     Ideon  Group,  Inc.  is  a  holding  company  that  leverages   information
technology, targeted marketing and customer service through its operating units:
SafeCard Services, Wright Express and National Leisure Group.



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